October 31, 2002

       Oppenheimer
       MidCap Fund

                                  Annual Report
                                  -------------
                                    Management
                                   Commentaries

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

[LOGO OMITTED]
OppenheimerFunds(R)
The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer MidCap Fund seeks capital appreciation.

    CONTENTS

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Manager

 7  Fund Performance

13  Financial
    Statements

31  Independent
    Auditors' Report

32  Federal Income Tax
    Information

33  Trustees and Officers

Average Annual Total Returns*
          For the 1-Year Period
          Ended 10/31/02
          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -20.74%      -25.29%
---------------------------------
Class B   -21.40       -25.33
---------------------------------
Class C   -21.40       -22.18
---------------------------------
Class N   -20.97       -21.76
---------------------------------
Class Y   -20.29


Top Ten Common Stock Holdings 1
Varian Medical Systems, Inc.        7.1%
Gilead Sciences, Inc.               6.5
Bed Bath & Beyond, Inc.             6.3
Lincare Holdings, Inc.              5.8
AmerisourceBergen Corp.             5.6
Stryker Corp.                       4.9
MBIA, Inc.                          4.7
SPX Corp.                           3.7
Concord EFS, Inc.                   3.6
IDEC Pharmaceuticals Corp.          3.5

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

1. Portfolio's holdings and strategies are subject to change. Percentages are as of October 31, 2002, and are based on net assets.

*See Notes on page 11 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,





In the last 100 years, there have been about 30 bear markets--each one ultimately followed by a recovery. Although markets in 2002 proved to be challenging and extremely volatile, we now find ourselves in a changing economic environment punctuated by moderate growth and the lowest interest rates we've seen in 40 years. At OppenheimerFunds, we continue to believe in the growth, ingenuity, and underlying strength of our economy and the markets for the long haul.

   We also understand that your investments with us may represent retirement, a future home or a college education. We take very seriously the responsibility of helping you work toward your goals. In good markets and in bad, we are committed to providing you with the investment products and services that can help you achieve your financial objectives.

   In recent years, many of us have seen the assets we count on for the future decrease in value, sometimes significantly, making it extremely difficult to stick to long-term investing plans. Yet basic investment principles of asset allocation and diversification are most important precisely at the times when we seem most ready to abandon them. As a valued shareholder, we encourage you to stay the course and focus on your long-term goals.

   Of course that doesn't mean ignoring your portfolio. When the financial markets make major moves, portfolio changes may be necessary to adjust risk, rebalance allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and most importantly, work closely with your financial advisor to ensure that any changes you make fit within your long-term investing plan.

[PHOTO OMITTED]

John V. Murphy
President
Oppenheimer
MidCap Fund

1 | OPPENHEIMER MIDCAP FUND

LETTER TO SHAREHOLDERS

   With that said, we also expect the road ahead to present new and unique challenges. It is our belief that adhering to core investment principles can help you reach your goals. The principles of investing aren't exciting or easy. All they are is true. We hope you share the same convictions as we greet the start of the New Year and thank you for your continued faith in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/S/John V. Murphy
-----------------
John V. Murphy
November 21, 2002

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

For more current information regarding your Fund, please access the OppenheimerFunds website at www.oppenheimerfunds.com where you will find weekly Market Updates, and monthly Fund updates including the most recent list of top holdings.

2 | OPPENHEIMER MIDCAP FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Q

How would you characterize the Fund's performance during the 12-month period that ended October 31, 2002?

A. The Fund suffered from the effects of the bear market that prevailed throughout the last year, as did virtually all stock-oriented investment styles. While we are disappointed with the Fund's losses, we do not find them surprising in light of these challenging conditions. We continue to believe that the current investment environment represents a normal part of the market cycle, one that favors the kind of individual stock picking exemplified by the Fund's disciplined, bottom-up investment approach.

What made this such a challenging period for stocks?

A variety of economic and political developments undermined market performance. Most significant for growth-oriented stocks was a sharp decline in corporate capital spending, which began in mid-2000 and persisted throughout the period. The decline in corporate spending hit technology and telecommunications-related companies especially hard. Growth investors, like ourselves, generally turned to industries, such as health care, that appeared better positioned to continue growing despite the economic slowdown.

   In early 2002, U.S. economic data began to show signs of recovery, bolstered by low interest rates and strength in the consumer sector. Although certain areas of technology and telecommunications continued to suffer from the lingering effects of the recession, other industries experienced a degree of increased activity. However, the overall return to growth proved slower than originally forecast, resulting in lower-than-expected earnings from a wide range of companies. The war on terrorism and conflict in the Middle East exacerbated concerns regarding the pace of U.S. economic growth and introduced an added level of uncertainty into the economic equation. Furthermore, highly publicized accounting debacles at a few prominent corporations undermined confidence in the accuracy of financial statements. These conditions combined to drive stock prices broadly lower during the second half of the period.

Portfolio Manager
Bruce Bartlett

3 | OPPENHEIMER MIDCAP FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

How did you manage the Fund under these conditions?

We maintained the Fund's focus on stocks of mid-cap growth companies. These stocks provide greater growth potential than larger companies and lower risks of failure than smaller companies, thereby offering the best of both worlds. At the same time, we shifted the Fund's emphasis toward individual companies we believed could maintain reliable and sustainable revenue and earnings growth during this difficult period. By focusing on the quality rather than the magnitude of a company's growth, we were able to somewhat cushion the impact of market volatility on the Fund while avoiding many of the market's sharpest losses.

   Our company-by-company stock selection approach led us to avoid most investments in the area of telecommunications, which suffered particularly steep declines. While we also limited the Fund's exposure to technology, declines in that area were so steep that technology holdings proved to be the single most significant drag on performance during the past 12 months. Returns also suffered due to a downturn in the cable industry, as well as a variety of company-specific problems with holdings in other sectors, including Concord EFS, Inc., a data processing services company, which experienced a slowdown in growth that dragged down the company's stock.

   On the other hand, the Fund's losses were partly mitigated by relatively strong performance in health care, the Fund's single largest area of investment. Health care companies generally benefited from a favorable regulatory environment and rising reimbursement rates for a variety of medical services. They offered a haven to growth investors seeking alternatives to depressed technology and telecommunications stocks. Within the health care sector, we found attractive investment opportunities among biotechnology companies, such as Gilead Sciences, Inc. and medical products companies, like Varian Medical Systems, Inc. and Stryker Corp.; and health care services providers, including Lincare Holdings, Inc. The Fund also derived good returns from its investments in the financial sector, particularly during

[SIDEBAR]

We maintained the Fund's focus on stocks of mid-cap growth companies. These stocks provide greater growth potential than larger companies, and lower risks of failure than smaller companies, thereby offering the best of both worlds.

4 | OPPENHEIMER MIDCAP FUND
the first half of the period. We focused on a select group of companies that benefited from a flattening interest rate environment. As interest rates began declining again during the second half of the period, we reduced our exposure to this sector.

What is your outlook for the future?

Several factors lead us to believe that the economy is likely to show moderate growth with low levels of inflation for the foreseeable future. Inflation remains low and consumer spending remains strong. Key economic indicators show clear signs of improvement in most areas outside of technology and telecommunications, indicating that the bottom of the economic downturn may be behind us. Furthermore, while accounting scandals have clearly hurt the market in the short-term, we believe they are prompting many companies to provide investors with more detailed and complete financial information, which will benefit investors in the long run.

   Accordingly, we remain positive on the intermediate-to-long-term outlook for mid-cap growth stocks. Our long-term approach and our commitment to building the portfolio one company at a time make Oppenheimer MidCap Fund part of The Right Way to Invest.

[Sidebar]
Average Annual
Total Returns with
Sales Charge

For the Periods Ended 9/30/02 2
Class A        Since
1-Year         Inception
-------------------------------
-28.76%         0.53%

Class B        Since
1-Year         Inception
-------------------------------
-28.77%         0.62%

Class C        Since
1-Year         Inception
-------------------------------
-25.71%         1.02%

Class N        Since
1-Year         Inception
-------------------------------
-25.34%       -31.16%

Class Y        Since
1-Year         Inception
-------------------------------
-23.98%         2.27%

2. See Notes on page 11 for further details.

5 | OPPENHEIMER MIDCAP FUND

An Interview WITH YOUR FUND'S MANAGER

Top Five Common Stock Industries 4
-------------------------------------------------------------
Health Care Equipment & Supplies                        12.8%
-------------------------------------------------------------
Health Care Providers & Services                        11.4
-------------------------------------------------------------
Insurance                                               10.9
-------------------------------------------------------------
Biotechnology                                           10.0
-------------------------------------------------------------
Specialty Retail                                         6.3


Sector Allocation 3

o Health Care          39.0%
    Health Care
    Equipment
    & Supplies          14.6
    HealthCare
    Providers
    & Services          13.0
    Biotechnology       11.4
o Consumer
   Discretionary        19.7
o Financials            16.0
o Information
   Technology           12.4
o Industrials           12.0
o Consumer
   Staples               0.9

[GRAPHIC OMITTED]

3. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on total market value of common stock holdings.
4. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on net assets.

6 | OPPENHEIMER MIDCAP FUND

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's Discussion of Performance. During the one-year period that ended October 31, 2002, Oppenheimer MidCap Fund suffered losses amid widespread declines in stock prices. We continue to focus on our disciplined investment strategy that concentrates on the quality and sustainability of a company's growth, rather than on the sheer magnitude of its growth. The Fund's best-performing stocks were concentrated in the health care area, particularly among health care services and medical products companies. Another attractive area of investment proved to be market-sensitive financials. The Fund's relative performance was hurt by declines in cable industry holdings, and individual stocks in a variety of other sectors. The Fund's portfolio and our management strategies are subject to change.

Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2002. Performance is measured from the inception of Class A, B, C, and Y shares on December 1, 1997. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.

   The Fund's performance is compared to that of the S&P Mid-Cap 400 Index. The S&P Mid-Cap 400 is an unmanaged index of 400 domestic stocks chosen for market size liquidity, and industry group representation.

   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

7 | OPPENHEIMER MIDCAP FUND

FUND PERFORMANCE

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer MidCap Fund (Class A)
     S&P Mid-Cap 400 Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                     Value of Investment              S&P Midcap
Date                             In Fund               400 Index

12/01/1997                       $ 9,425                 $10,000
01/31/1998                         9,519                  10,190
04/30/1998                        12,271                  11,743
07/31/1998                        11,744                  10,848
10/31/1998                        10,207                  10,515
01/31/1999                        13,390                  11,892
04/30/1999                        14,636                  12,498
07/31/1999                        16,382                  12,943
10/31/1999                        18,760                  12,731
01/31/2000                        25,875                  13,795
04/30/2000                        27,564                  15,438
07/31/2000                        29,716                  15,713
10/31/2000                        28,697                  16,760
01/31/2001                        23,903                  17,052
04/30/2001                        16,901                  16,525
07/31/2001                        15,618                  16,591
10/31/2001                        13,608                  14,674
01/31/2002                        13,910                  16,493
04/30/2002                        13,419                  17,611
07/31/2002                        11,201                  14,491
10/31/2002                        10,786                  13,972

Average Annual Total Returns of Class A Shares of the Fund at 10/31/02* 1-Year -25.29% Since Inception 1.55%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer MidCap Fund (Class B)
     S&P Mid-Cap 400 Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                  Value of Investment               S&P Midcap
Date                          In Fund                400 Index

12/01/1997                    $10,000                  $10,000
01/31/1998                     10,080                   10,190
04/30/1998                     12,980                   11,743
07/31/1998                     12,390                   10,848
10/31/1998                     10,770                   10,515
01/31/1999                     14,097                   11,892
04/30/1999                     15,379                   12,498
07/31/1999                     17,181                   12,943
10/31/1999                     19,644                   12,731
01/31/2000                     27,043                   13,795
04/30/2000                     28,766                   15,438
07/31/2000                     30,948                   15,713
10/31/2000                     29,827                   16,760
01/31/2001                     24,801                   17,052
04/30/2001                     17,502                   16,525
07/31/2001                     16,150                   16,591
10/31/2001                     14,037                   14,674
01/31/2002                     14,318                   16,493
04/30/2002                     13,787                   17,611
07/31/2002                     11,494                   14,491
10/31/2002                     10,834                   13,972

Average Annual Total Returns of Class B Shares of the Fund at 10/31/02* 1-Year -25.33% Since Inception 1.64%

* See Notes on page 11 for further details.

8 | OPPENHEIMER MIDCAP FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer MidCap Fund (Class C)
     S&P Mid-Cap 400 Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                  Value of Investment               S&P Midcap
Date                          In Fund                400 Index

12/01/1997                    $10,000                  $10,000
01/31/1998                     10,090                   10,190
04/30/1998                     12,980                   11,743
07/31/1998                     12,400                   10,848
10/31/1998                     10,760                   10,515
01/31/1999                     14,087                   11,892
04/30/1999                     15,369                   12,498
07/31/1999                     17,171                   12,943
10/31/1999                     19,624                   12,731
01/31/2000                     27,023                   13,795
04/30/2000                     28,746                   15,438
07/31/2000                     30,938                   15,713
10/31/2000                     29,817                   16,760
01/31/2001                     24,791                   17,052
04/30/2001                     17,492                   16,525
07/31/2001                     16,140                   16,591
10/31/2001                     14,037                   14,674
01/31/2002                     14,318                   16,493
04/30/2002                     13,787                   17,611
07/31/2002                     11,484                   14,491
10/31/2002                     11,034                   13,972

Average Annual Total Returns of Class C Shares of the Fund at 10/31/02* 1-Year -22.18% Since Inception 2.02%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer MidCap Fund (Class N)
     S&P Mid-Cap 400 Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                         Value of Investment         S&P Midcap
Date                     In Fund                     400 Index

03/01/2001                   $10,000                    $10,000
04/30/2001                     9,161                     10,278
07/31/2001                     8,465                     10,319
10/31/2001                     7,370                      9,126
01/31/2002                     7,528                     10,258
04/30/2002                     7,257                     10,953
07/31/2002                     6,054                      9,013
10/31/2002                     5,824                      8,690

Average Annual Total Returns of Class N Shares of the Fund at 10/31/02* 1-Year -21.76% Since Inception -27.70%

9 | OPPENHEIMER MIDCAP FUND

FUND PERFORMANCE

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer MidCap Fund (Class Y)
     S&P Mid-Cap 400 Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               Value of Investment                    S&P Midcap
Date                       In Fund                     400 Index

12/01/1997                 $10,000                       $10,000
01/31/1998                  10,110                        10,190
04/30/1998                  13,040                        11,743
07/31/1998                  12,500                        10,848
10/31/1998                  10,880                        10,515
01/31/1999                  14,297                        11,892
04/30/1999                  15,639                        12,498
07/31/1999                  17,521                        12,943
10/31/1999                  20,095                        12,731
01/31/2000                  27,744                        13,795
04/30/2000                  29,596                        15,438
07/31/2000                  31,949                        15,713
10/31/2000                  30,898                        16,760
01/31/2001                  25,771                        17,052
04/30/2001                  18,232                        16,525
07/31/2001                  16,861                        16,591
10/31/2001                  14,708                        14,674
01/31/2002                  15,048                        16,493
04/30/2002                  14,538                        17,611
07/31/2002                  12,155                        14,491
10/31/2002                  11,724                        13,972

Average Annual Total Returns of Class Y Shares of the Fund at 10/31/02* 1-Year -20.29% Since Inception 3.29%

* See Notes on page 11 for further details.

The performance information for the S&P Mid-Cap 400 Index in the graphs begins on 11/30/97 for Class A, Class B, Class C and Class Y, and on 2/28/01 for Class N shares. Past performance cannot guarantee future results. Graphs are not drawn to same scale.

10 | OPPENHEIMER MIDCAP FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 12/1/97. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 12/1/97. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/97. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 12/1/97. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

11 | OPPENHEIMER MIDCAP FUND

                                                            Financial Statements
                                                                     Pages 13-30

12 | OPPENHEIMER MIDCAP FUND

STATEMENT OF INVESTMENTS  October 31, 2002

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Common Stocks--87.8%
--------------------------------------------------------------------------------
 Consumer Discretionary--17.3%
--------------------------------------------------------------------------------
 Auto Components--1.0%
 CarMax, Inc. 1                                          460,000    $  7,539,400
--------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--4.6%
 Outback Steakhouse,
 Inc. 1                                                  500,000      17,025,000
--------------------------------------------------------------------------------
 Wendy's International,
 Inc.                                                    545,000      17,265,600
                                                                    ------------
                                                                      34,290,600

--------------------------------------------------------------------------------
 Multiline Retail--3.1%
 Family Dollar
 Stores, Inc.                                            750,000      23,092,500
--------------------------------------------------------------------------------
 Specialty Retail--6.3%
 Bed Bath &
 Beyond, Inc. 1                                        1,320,000      46,807,200
--------------------------------------------------------------------------------
 Textiles & Apparel--2.3%
 Coach, Inc. 1                                           558,000      16,600,500
--------------------------------------------------------------------------------
 Consumer Staples--0.8%
--------------------------------------------------------------------------------
 Food & Drug Retailing--0.8%
 Whole Foods
 Market, Inc. 1                                          135,000       6,298,290
--------------------------------------------------------------------------------
 Financials--14.0%
--------------------------------------------------------------------------------
 Banks--3.1%
 Commerce
 Bancorp, Inc.                                           508,000      23,322,280
--------------------------------------------------------------------------------
 Insurance--10.9%
 AMBAC Financial
 Group, Inc.                                             395,000      24,411,000
--------------------------------------------------------------------------------
 MBIA, Inc.                                              802,500      35,029,125
--------------------------------------------------------------------------------
 Radian Group, Inc.                                      611,100      21,553,497
                                                                    ------------
                                                                      80,993,622

--------------------------------------------------------------------------------
 Health Care--34.2%
--------------------------------------------------------------------------------
 Biotechnology--10.0%
 Gilead Sciences, Inc. 1                               1,388,000      48,219,120
--------------------------------------------------------------------------------
 IDEC Pharmaceuticals
 Corp. 1                                                 566,000      26,047,320
                                                                    ------------
                                                                      74,266,440

--------------------------------------------------------------------------------
 Health Care Equipment & Supplies--12.8%
 Biomet, Inc.                                            118,500       3,491,010
--------------------------------------------------------------------------------
 Cytyc Corp. 1                                           233,000       2,437,180
--------------------------------------------------------------------------------
 Stryker Corp.                                           576,000      36,345,600


                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Health Care Equipment & Supplies Continued
 Varian Medical
 Systems, Inc. 1                                       1,095,000     $52,800,900
                                                                    ------------
                                                                      95,074,690

--------------------------------------------------------------------------------
 Health Care Providers & Services--11.4%
 AmerisourceBergen
 Corp.                                                   585,000      41,622,750
--------------------------------------------------------------------------------
 Lincare
 Holdings, Inc. 1                                      1,268,400      43,214,388
                                                                    ------------
                                                                      84,837,138

--------------------------------------------------------------------------------
 Industrials--10.6%
--------------------------------------------------------------------------------
 Aerospace & Defense--2.3%
 Alliant Techsystems,
 Inc. 1                                                  288,900      17,377,335
--------------------------------------------------------------------------------
 Commercial Services & Supplies--4.6%
 Concord EFS, Inc. 1                                   1,859,200      26,549,376
--------------------------------------------------------------------------------
 Weight Watchers
 International, Inc. 1                                   154,200       7,301,370
                                                                    ------------
                                                                      33,850,746

--------------------------------------------------------------------------------
 Machinery--3.7%
 SPX Corp. 1                                             650,000      27,306,500
--------------------------------------------------------------------------------
 Information Technology--10.9%
--------------------------------------------------------------------------------
 Communications Equipment--3.4%
 Brocade
 Communications
 Systems, Inc. 1                                         750,000       5,152,500
--------------------------------------------------------------------------------
 UTStarcom, Inc. 1                                     1,187,900      20,289,332
                                                                    ------------
                                                                      25,441,832

--------------------------------------------------------------------------------
 Internet Software & Services--1.9%
 Hotels.com, Cl. A 1                                     220,800      13,766,880
--------------------------------------------------------------------------------
 Semiconductor Equipment & Products--3.0%
 Marvell Technology
 Group Ltd. 1                                            665,000      10,779,650
--------------------------------------------------------------------------------
 QLogic Corp. 1                                          325,000      11,313,250
                                                                    ------------
                                                                      22,092,900

--------------------------------------------------------------------------------
 Software--2.6%
 Cerner Corp. 1                                          542,100      19,304,181
                                                                    ------------
 Total Common Stocks
 (Cost $693,387,041)                                                 652,263,034



13 | OPPENHEIMER MIDCAP FUND

STATEMENT OF INVESTMENTS  Continued


                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Preferred Stocks--0.0%
 Axsun Technologies,
 Inc., Cv., Series C 1,2,3                               771,208    $    194,344
--------------------------------------------------------------------------------
 Centerpoint
 Broadband
 Technologies, Inc.,
 Cv., Series D 1,2                                       556,586              --
--------------------------------------------------------------------------------
 fusionOne, Inc.,
 8% Non-Cum. Cv.,
 Series D 1,2,3                                        1,675,894          39,719
--------------------------------------------------------------------------------
 ITF Optical
 Technologies, Inc.,
 Cv., Series A 1,2,3                                     200,000         173,000
                                                                    ------------
 Total Preferred Stocks
 (Cost $29,100,099)                                                      407,063




                                                      Principal    Market Value
                                                         Amount      See Note 1
-------------------------------------------------------------------------------
 Short-Term Notes--12.4%
 Federal Home Loan Bank,
 1.65%, 11/1/02
 (Cost $91,900,000)                                 $91,900,000    $ 91,900,000

-------------------------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $814,387,140)                                      100.2%    744,570,097
-------------------------------------------------------------------------------
 Liabilities
 in Excess of
 Other Assets                                              (0.2)     (1,575,163)
                                                          ---------------------
 Net Assets                                               100.0%   $742,994,934
                                                          =====================


Footnotes to Statement of Investments

1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2002. The aggregate fair value of securities of affiliated companies held by the Fund as of October 31, 2002, amounts to $407,063. Transactions during the period in which the issuer was an affiliate are as follows:

                                                 Shares      Gross       Gross            Shares    Unrealized
                                       October 31, 2001  Additions  Reductions  October 31, 2002  Depreciation
--------------------------------------------------------------------------------------------------------------
Stocks and/or Warrants
Axsun Technologies, Inc., Cv., Series C         771,208         --          --           771,208    $8,805,653
fusionOne, Inc., 8% Non-Cum. Cv., Series D    1,675,894         --          --         1,675,894     9,060,386
ITF Optical Technologies, Inc., Cv., Series A   200,000         --          --           200,000     4,827,000

See accompanying Notes to Financial Statements.

14 | OPPENHEIMER MIDCAP FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2002


-------------------------------------------------------------------------------
 Assets
 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $791,287,038)                        $744,163,034
 Affiliated companies (cost $23,100,102)                                407,063
                                                                   ------------
                                                                    744,570,097
-------------------------------------------------------------------------------
 Cash                                                                   633,163
-------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                     504,590
 Interest and dividends                                                  32,700
 Other                                                                    3,514
                                                                   ------------
 Total assets                                                       745,744,064

-------------------------------------------------------------------------------
 Liabilities
 Payables and other liabilities:
 Shares of beneficial interest redeemed                               1,316,489
 Transfer and shareholder servicing agent fees                          570,941
 Shareholder reports                                                    520,419
 Distribution and service plan fees                                     176,144
 Trustees' compensation                                                 149,414
 Other                                                                   15,723
                                                                   ------------
 Total liabilities                                                    2,749,130

-------------------------------------------------------------------------------
 Net Assets                                                        $742,994,934
                                                                   ============

-------------------------------------------------------------------------------
 Composition of Net Assets
 Paid-in capital                                                 $1,964,895,912
-------------------------------------------------------------------------------
 Accumulated net investment loss                                       (148,073)
-------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign
   currency transactions                                         (1,151,935,862)
-------------------------------------------------------------------------------
 Net unrealized depreciation on investments                         (69,817,043)
                                                                   ------------
 Net Assets                                                        $742,994,934
                                                                   ============


15 | OPPENHEIMER MIDCAP FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued


--------------------------------------------------------------------------------
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $351,983,074 and 30,807,812 shares of beneficial
 interest outstanding)                                                    $11.43
 Maximum offering price per share (net asset value plus sales
 charge of 5.75% of offering price)                                       $12.13
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $291,397,281 and 26,436,653 shares of beneficial
 interest outstanding)                                                    $11.02
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $83,350,524 and 7,564,308 shares of beneficial
 interest outstanding)                                                    $11.02
--------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,845,527 and 776,988 shares of beneficial interest
 outstanding)                                                             $11.38
--------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $7,418,528 and 633,293 shares of
 beneficial interest outstanding)                                         $11.71

 See accompanying Notes to Financial Statements.


16 | OPPENHEIMER MIDCAP FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2002


--------------------------------------------------------------------------------
 Investment Income
 Interest                                                         $   2,549,328
--------------------------------------------------------------------------------
 Dividends                                                            1,509,526
                                                                  --------------
 Total investment income                                              4,058,854

--------------------------------------------------------------------------------
 Expenses
 Management fees                                                      6,671,502
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                              1,057,057
 Class B                                                              3,863,200
 Class C                                                              1,125,590
 Class N                                                                 32,790
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                              2,855,278
 Class B                                                              2,489,606
 Class C                                                                721,127
 Class N                                                                 35,437
--------------------------------------------------------------------------------
 Shareholder reports                                                  1,388,561
--------------------------------------------------------------------------------
 Trustees' compensation                                                  47,863
--------------------------------------------------------------------------------
 Custodian fees and expenses                                              7,039
--------------------------------------------------------------------------------
 Other                                                                    1,458
                                                                  --------------
 Total expenses                                                      20,296,508
 Less reduction to custodian expenses                                    (1,322)
 Less voluntary waiver of transfer and shareholder servicing
 agent fees -- Classes A, B, C and N                                 (2,045,003)
                                                                  --------------
 Net expenses                                                        18,250,183

--------------------------------------------------------------------------------
 Net Investment Loss                                                (14,191,329)

--------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)
 Net realized gain (loss) on:
 Investments                                                       (235,633,991)
 Foreign currency transactions                                          377,802
                                                                  --------------
 Net realized loss                                                 (235,256,189)
--------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                31,615,304
                                                                  --------------
 Net realized and unrealized loss                                  (203,640,885)

--------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations             $(217,832,214)
                                                                  ==============


 See accompanying Notes to Financial Statements.


17 | OPPENHEIMER MIDCAP FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended October 31,                                                     2002               2001
----------------------------------------------------------------------------------------------------
 Operations
 Net investment loss                                               $ (14,191,329)      $ (7,086,697)
----------------------------------------------------------------------------------------------------
 Net realized loss                                                  (235,256,189)      (765,345,545)
----------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                 31,615,304       (463,263,091)
                                                                  ----------------------------------
 Net decrease in net assets resulting from operations               (217,832,214)    (1,235,695,333)

----------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                             (79,503,847)        72,996,958
 Class B                                                             (59,860,957)        59,856,987
 Class C                                                             (19,236,764)        22,021,277
 Class N                                                               8,462,388          2,566,730
 Class Y                                                               4,409,028          6,333,492

----------------------------------------------------------------------------------------------------
 Net Assets
 Total decrease                                                     (363,562,366)    (1,071,919,889)
----------------------------------------------------------------------------------------------------
 Beginning of period                                               1,106,557,300      2,178,477,189
                                                                  ----------------------------------
 End of period [including accumulated net
 investment losses of $148,073 and $130,348, respectively]          $742,994,934     $1,106,557,300
                                                                  ==================================



 See accompanying Notes to Financial Statements.


18 | OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS


  Class A     Year Ended October 31                       2002            2001              2000           1999         1998 1
---------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                   $14.42          $30.41            $19.88         $10.83         $10.00
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                             (.13)           (.02)              .04           (.04)          (.02)
 Net realized and unrealized gain (loss)                 (2.86)         (15.97)            10.49           9.11            .85
                                                        -------------------------------------------------------------------------
 Total from investment operations                        (2.99)         (15.99)            10.53           9.07            .83
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions in excess of net realized gain               --              --                --           (.02)            --
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $11.43          $14.42            $30.41         $19.88         $10.83
                                                        =========================================================================

---------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                     (20.74)%        (52.58)%           52.97%         83.79%          8.30%

---------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)             $351,983        $532,338        $1,055,967       $167,879        $14,607
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $460,797        $718,814          $728,168        $60,644         $7,185
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                            (1.06)%         (0.09)%            0.28%         (0.49)%        (0.33)%
 Expenses                                                 1.68%           1.33%             1.16%          1.40%          1.59% 4
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction to
 custodian expenses                                       1.47%           1.32%             1.16%          1.40%          1.59%
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    51%             84%               23%            61%           117%



1. For the period from December 1, 1997 (inception of offering) to October 31, 1998.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


19 | OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS  Continued


  Class B     Year Ended October 31                       2002            2001              2000           1999         1998 1
---------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                   $14.02          $29.79            $19.62         $10.77        $10.00
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                      (.30)           (.15)             (.07)          (.07)         (.05)
 Net realized and unrealized gain (loss)                 (2.70)         (15.62)            10.24           8.94           .82
                                                        -------------------------------------------------------------------------
 Total from investment operations                        (3.00)         (15.77)            10.17           8.87           .77
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions in excess of net realized gain               --              --                --           (.02)            --
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $11.02          $14.02            $29.79         $19.62         $10.77
                                                        =========================================================================

---------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                     (21.40)%        (52.94)%           51.83%         82.40%          7.70%

---------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)             $291,397        $438,962          $874,830       $118,611         $7,654
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $385,917        $592,096          $594,390        $40,455         $3,521
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                     (1.85)%         (0.84)%           (0.48)%        (1.25)%        (1.06)%
 Expenses                                                 2.48%           2.08%             1.91%          2.16%          2.35% 4
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction to
 custodian expenses                                       2.27%           2.07%             1.91%          2.16%          2.35%
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    51%             84%               23%            61%           117%




1. For the period from December 1, 1997 (inception of offering) to October 31, 1998.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


20 | OPPENHEIMER MIDCAP FUND


  Class C     Year Ended October 31                       2002            2001              2000           1999         1998 1
---------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                   $14.02          $29.78            $19.60         $10.76         $10.00
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                      (.30)           (.15)             (.07)          (.06)          (.05)
 Net realized and unrealized gain (loss)                 (2.70)         (15.61)            10.25           8.92            .81
                                                        -------------------------------------------------------------------------
 Total from investment operations                        (3.00)         (15.76)            10.18           8.86            .76
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions in excess of net realized gain               --              --                --           (.02)            --
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $11.02          $14.02            $29.78         $19.60         $10.76
                                                        =========================================================================

---------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                     (21.40)%        (52.92)%           51.94%         82.38%          7.60%

---------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)              $83,351        $128,230          $247,566        $26,482         $2,587
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $112,436        $170,129          $161,221         $9,066         $1,271
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                     (1.84)%         (0.85)%           (0.48)%        (1.26)%        (1.07)%
 Expenses                                                 2.47%           2.08%             1.91%          2.16%          2.35% 4
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction to
 custodian expenses                                       2.26%           2.07%             1.91%          2.16%          2.35%
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    51%             84%               23%            61%           117%



1. For the period from December 1, 1997 (inception of offering) to October 31, 1998.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


21 | OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS  Continued


  Class N     Year Ended October 31                                       2002            2001 1
------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                                  $ 14.40           $ 19.54
------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                      (.14)             (.05)
 Net realized and unrealized loss                                        (2.88)            (5.09)
                                                                       -------------------------
 Total from investment operations                                        (3.02)            (5.14)
------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions in excess of net realized gain                               --                --
------------------------------------------------------------------------------------------------
 Net asset value, end of period                                         $11.38            $14.40
                                                                       =========================

------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                     (20.97)%          (26.31)%

------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                               $8,846            $2,268
------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                      $6,576            $1,250
------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                                     (1.28)%           (0.94)%
 Expenses                                                                 1.87%             1.73%
 Expenses, net of voluntary waiver of transfer agent
 fees and/or reduction to custodian expenses                              1.66%             1.72%
------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                    51%               84%



1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


22 | OPPENHEIMER MIDCAP FUND


 Class Y     Year Ended October 31                        2002          2001        2000       1999      1998 1
---------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                   $14.69        $30.86      $20.07     $10.88      $10.00
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                             (.08)         (.08)       (.02)      (.01)        .01
 Net realized and unrealized gain (loss)                 (2.90)       (16.09)      10.81       9.22         .87
                                                        -------------------------------------------------------
 Total from investment operations                        (2.98)       (16.17)      10.79       9.21         .88
---------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions in excess of net realized gain               --            --          --       (.02)         --
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $11.71        $14.69      $30.86     $20.07      $10.88
                                                        =======================================================

---------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                     (20.29)%      (52.40)%     53.76%     84.69%       8.80%

---------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)               $7,419        $4,759        $115         $2          $1
---------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $6,449        $2,720         $33         $2          $1
---------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                            (0.39)%       (0.12)%      0.60%     (0.06)%      0.05%
 Expenses                                                 0.83%         1.07%       0.74%      1.03%       1.09% 4
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction to
 custodian expenses                                       0.83%         1.02%       0.74%      1.03%       1.09%
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    51%           84%         23%        61%        117%



1. For the period from December 1, 1997 (inception of offering) to October 31, 1998.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


23 | OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer MidCap Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares


24 | OPPENHEIMER MIDCAP FUND
 based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

    During the fiscal year ended October 31, 2002, the Fund did not utilize any capital loss carryforward.

 As of October 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2006    $    2,792,572
                              2007         3,516,822
                              2008       142,020,390
                              2009       764,990,986
                              2010       237,892,098
                                      --------------
                              Total   $1,151,212,868
                                      ==============

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2002, the Fund's projected benefit obligations were increased by $21,596 and payments of $3,871 were made to retired trustees, resulting in an accumulated liability of $148,071 as of October 31, 2002.

    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the

25 | OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $14,177,832, a decrease in accumulated net investment loss of $14,173,604, and a decrease in accumulated net realized loss on investments of $4,228. Net assets of the Fund were unaffected by the reclassifications.

    No distributions were paid during the years ended October 31, 2002 and October 31, 2001.

 As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net investment loss    $      (148,073)
                 Accumulated net realized loss       (1,151,935,862)
                 Net unrealized depreciation            (69,817,043)
                                                    ----------------
                 Total                              $(1,221,900,978)
                                                    ================

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

26 | OPPENHEIMER MIDCAP FUND

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest

 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                      Year Ended October 31, 2002              Year Ended October 31, 2001 1
                                    Shares                 Amount                 Shares              Amount
-------------------------------------------------------------------------------------------------------------
 Class A
 Sold                           10,246,014          $ 140,041,291             21,601,589       $ 431,618,994
 Redeemed                      (16,353,774)          (219,545,138)           (19,413,730)       (358,622,036)
                               ------------------------------------------------------------------------------
 Net increase (decrease)        (6,107,760)          $(79,503,847)             2,187,859         $72,996,958
                               ==============================================================================

-------------------------------------------------------------------------------------------------------------
 Class B
 Sold                            5,434,402          $  72,796,103             12,038,231       $ 240,307,506
 Redeemed                      (10,300,242)          (132,657,060)           (10,102,864)       (180,450,519)
                               ------------------------------------------------------------------------------
 Net increase (decrease)        (4,865,840)         $ (59,860,957)             1,935,367       $  59,856,987
                               ==============================================================================

-------------------------------------------------------------------------------------------------------------
 Class C
 Sold                            2,545,426          $  33,944,222              4,550,109       $  87,698,946
 Redeemed                       (4,128,477)           (53,180,986)            (3,716,188)        (65,677,669)
                               ------------------------------------------------------------------------------
 Net increase (decrease)        (1,583,051)         $ (19,236,764)               833,921       $  22,021,277
                               ==============================================================================

-------------------------------------------------------------------------------------------------------------
 Class N
 Sold                              900,502          $  11,916,305                167,066       $   2,704,211
 Redeemed                         (281,019)            (3,453,917)                (9,561)           (137,481)
                               ------------------------------------------------------------------------------
 Net increase                      619,483          $   8,462,388                157,505       $   2,566,730
                               ==============================================================================

-------------------------------------------------------------------------------------------------------------
 Class Y
 Sold                              505,761          $   7,112,046                499,899       $   9,750,294
 Redeemed                         (196,412)            (2,703,018)              (179,670)         (3,416,802)
                               ------------------------------------------------------------------------------
 Net increase                      309,349          $   4,409,028                320,229       $   6,333,492
                               ==============================================================================

 1. For the year ended October 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares.

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities

 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2002, were $429,305,001 and $472,379,621, respectively.

 As of October 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $815,110,135 was composed of:

                     Gross unrealized appreciation  $  74,529,012
                     Gross unrealized depreciation   (145,069,050)
                                                    --------------
                     Net unrealized depreciation    $ (70,540,038)
                                                    ==============





27 | OPPENHEIMER MIDCAP FUND

NOTES TO financial statements  Continued



--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities Continued
 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. Effective March 1, 2002 the agreement provides for an annual fee of 0.75% of the first $200 million of average annual net assets of the Fund; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; 0.60% of the next $700 million; 0.58% of the next $1 billion and 0.56% of average annual net assets in excess of $2.5 billion. Prior to March 1, 2002, the annual advisory fee rate was: 0.75% of the first $200 million of average annual net assets of the Fund; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; and 0.60% of average annual net assets in excess of $800 million.

--------------------------------------------------------------------------------

 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.

    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. Beginning November 1, 2002, transfer agent fees for Class Y shares are limited to 0.35% of the Fund's average daily net assets. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.





28 | OPPENHEIMER MIDCAP FUND

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                     Aggregate           Class A       Concessions     Concessions       Concessions       Concessions
                     Front-End         Front-End        on Class A      on Class B        on Class C        on Class N
                 Sales Charges     Sales Charges            Shares          Shares            Shares            Shares
                    on Class A       Retained by       Advanced by     Advanced by       Advanced by       Advanced by
 Year Ended             Shares       Distributor     Distributor 1   Distributor 1     Distributor 1     Distributor 1
----------------------------------------------------------------------------------------------------------------------
 October 31, 2002   $1,724,680          $534,240          $141,003      $2,277,844          $265,000           $76,769

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                            Class A          Class B            Class C                 Class N
                         Contingent       Contingent         Contingent              Contingent
                           Deferred         Deferred           Deferred                Deferred
                      Sales Charges    Sales Charges      Sales Charges           Sales Charges
                        Retained by      Retained by        Retained by             Retained by
 Year Ended             Distributor      Distributor        Distributor             Distributor
-----------------------------------------------------------------------------------------------
 October 31, 2002           $19,229       $1,380,533            $33,503                 $17,023


--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended October 31, 2002, payments under the Class A Plan totaled $1,057,057, all of which were paid by the Distributor to recipients, and included $67,315 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended October 31, 2002, were as follows:

                                                                                           Distributor's
                                                                 Distributor's                 Aggregate
                                                                     Aggregate              Unreimbursed
                                                                  Unreimbursed             Expenses as %
                        Total Payments     Amount Retained            Expenses             of Net Assets
                            Under Plan      by Distributor          Under Plan                  of Class
---------------------------------------------------------------------------------------------------------
 Class B Plan               $3,863,200          $3,108,386         $18,327,906                      6.29%
 Class C Plan                1,125,590             316,558           3,097,912                      3.72
 Class N Plan                   32,790              30,509             216,093                      2.44



29 | OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
 5. Illiquid or Restricted Securities
 As of October 31, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 2002 was $407,063, which represents 0.05% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                                                                        Valuation as of          Unrealized
 Security                     Acquisition Dates             Cost          Oct. 31, 2002        Depreciation
-----------------------------------------------------------------------------------------------------------
 Stocks and/or Warrants
 Axsun Technologies, Inc.,
 Cv., Series C                         12/13/00       $8,999,997               $194,344          $8,805,653
-----------------------------------------------------------------------------------------------------------
 Centerpoint Broadband
 Technologies, Inc., Cv., Series D     10/23/00        5,999,997                     --           5,999,997
-----------------------------------------------------------------------------------------------------------
 fusionOne, Inc., 8% Non-Cum.
 Cv., Series D                           9/6/01        9,100,105                 39,719           9,060,386
-----------------------------------------------------------------------------------------------------------
 ITF Optical Technologies, Inc.,
 Cv., Series A                           4/7/00        5,000,000                173,000           4,827,000


--------------------------------------------------------------------------------
 6. Bank Borrowings
 The Fund may borrow from a bank for temporary or emergency purposes, provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

    The Fund had no borrowings outstanding during the year ended or at October 31, 2002.

30 | OPPENHEIMER MIDCAP FUND

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 The Board of Trustees and Shareholders of
 Oppenheimer MidCap Fund:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer MidCap Fund, including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1999, and the 11-month period ended October 31, 1998, were audited by other auditors whose report dated November 19, 1999, expresses an unqualified opinion on this information.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer MidCap Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

 KPMG LLP

 Denver, Colorado
 November 21, 2002

31 | OPPENHEIMER MIDCAP FUND

FEDERAL INCOME TAX INFORMATION Unaudited


--------------------------------------------------------------------------------
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

32 | OPPENHEIMER MIDCAP FUND

TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------
Name, Age, Position(s) Held    Principal Occupation(s) During Past 5
with Fund and Length of        Years / Other Trusteeships/Directorships
Service                        Held by Trustee / Number of Portfolios
                               in Fund Complex Currently Overseen by
                               Trustee

INDEPENDENT                    The address of each Trustee in the chart
TRUSTEES                       below is 6803 S. Tucson Way, Centennial,
                               CO 80112-3924. Each Trustee serves for
                               an indefinite term, until his or her
                               resignation, retirement, death or
                               removal.

Thomas W. Courtney,            Principal of Courtney Associates, Inc.
Chairman of the Board          (venture capital firm); former General
of Trustees                    Partner of Trivest Venture Fund (private
(since 1997)                   venture capital fund); former President
Age: 69                        of Investment Counseling Federated
                               Investors, Inc.; Trustee of Cash Assets
                               Trust, a money market fund; Director of
                               OCC Cash Reserves, Inc. and Trustee of
                               OCC Accumulation Trust, both of which
                               are open-end investment companies;
                               Trustee of four funds for Pacific
                               Capital and Tax Free Trust of Arizona.
                               Oversees 10 portfolios in the
                               OppenheimerFunds complex.

Paul Y. Clinton,               Principal of Clinton Management
Trustee (since 1997)           Associates, a financial and venture
Age: 70                        capital consulting firm; Trustee of
                               Capital Cash Management Trust, a
                               money-market fund and Narragansett
                               Tax-Free Fund, a tax-exempt bond fund;
                               Director of OCC Cash Reserves, Inc. and
                               Trustee of OCC Accumulation Trust, both
                               of which are open-end investment
                               companies. Formerly: Director, External
                               Affairs, Kravco Corporation, a national
                               real estate owner and property
                               management corporation; President of
                               Essex Management Corporation, a
                               management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of
                               Geneve Corp., a venture capital fund;
                               Chairman of Woodland Capital Corp., a
                               small business investment company; and
                               Vice President of W.R. Grace & Co.
                               Oversees 10 portfolios in the
                               OppenheimerFunds complex.

Robert G. Galli,               A trustee or director of other
Trustee (since 1997)           Oppenheimer funds. Formerly Vice
Age: 69                        Chairman (October 1995-December 1997) of
                               OppenheimerFunds, Inc., (the Manager).
                               Oversees 41 portfolios in the
                               OppenheimerFunds complex.

Lacy B. Herrmann,              Chairman and Chief Executive Officer of
Trustee (since 1997)           Aquila Management Corporation, the
Age: 73                        sponsoring organization and manager,
                               administrator and/or sub-Adviser to the
                               following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash
                               Reserves Trust, Aquila-Cascadia Equity
                               Fund, Pacific Capital Cash Assets Trust,
                               Pacific Capital U.S. Treasuries Cash
                               Assets Trust, Pacific Capital Tax-Free
                               Cash Assets Trust, Prime Cash Fund,
                               Narragansett Insured Tax-Free Income
                               Fund, Tax-Free Fund For Utah, Churchill
                               Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon,
                               Tax-Free Trust of Arizona, Hawaiian
                               Tax-Free Trust, and Aquila Rocky
                               Mountain Equity Fund; Vice President,
                               Director, Secretary, and formerly
                               Treasurer of Aquila Distributors, Inc.,
                               distributor of the above funds;
                               President and Chairman of the Board of
                               Trustees of Capital Cash Management
                               Trust ("CCMT"), and an Officer and
                               Trustee/Director of its predecessors;
                               President and Director of STCM
                               Management Company, Inc., sponsor and
                               adviser to CCMT; Chairman, President and a Director of InCap Management
                               Corporation, formerly sub-adviser and
                               administrator of Prime Cash Fund and
                               Short Term Asset Reserves; Director of
                               OCC Cash Reserves, Inc., and Trustee of
                               OCC Accumulation Trust, both of which
                               are open-end investment companies;
                               Trustee Emeritus of Brown University.
                               Oversees 10 portfolios in the
                               OppenheimerFunds complex.

Brian Wruble,                  Special Limited Partner (since January
Trustee (since 2001)           1999) of Odyssey Investment Partners,
Age: 59                        LLC (private equity investment); General
                               Partner (since September 1996) of
                               Odyssey Partners, L.P. (hedge fund in
                               distribution since 1/1/97); Board of
                               Governing



33 | OPPENHEIMER MIDCAP FUND

TRUSTEES AND OFFICERS  Continued

Brian Wruble,                  Trustees (since August 1990) of The
Continued                      Jackson Laboratory (non-profit); Trustee
                               (since May 1992) of Institute for
                               Advanced Study (educational institute);
                               Trustee (since May 2000) of Research
                               Foundation of AIMR (investment research, non-profit); formerly Governor, Jerome
                               Levy Economics Institute of Bard College
                               (economics research) (August
                               1990-September 2001); Director of Ray &
                               Berendtson, Inc. (executive search firm)
                               (May 2000-April 2002). Oversees 10
                               portfolios in the OppenheimerFunds
                               complex.

--------------------------------------------------------------------------------
Officers The address of the Officers in the chart below is as follows: for Messrs.
                               Bartlett, Darling, Murphy and Zack, 498
                               Seventh Avenue, New York, NY 10018, for
                               Mr. Wixted, 6803 S. Tucson Way,
                               Centennial, CO 80112-3924. Each Officer
                               serves for an annual term or until his
                               or her earlier resignation, death or
                               removal.

Bruce Bartlett,                Senior Vice President (since January
Vice President                 1999) of the Manager. Prior to joining
(since 1998)                   the Manager in April 1995, he was a Vice
Age: 52                        President and Senior Portfolio Manager
                               at First of America Investment Corp.
                               (September 1986 - April 1995). An
                               officer of 6 portfolios in the
                               OppenheimerFunds complex.

O. Leonard Darling,            Vice Chairman and Director (since August
Vice President                 2000), Chief Investment Officer (since
(since 1996)                   June 1999) and Executive Vice President
Age: 59                        (since December 1998) of the Manager.;
                               Chairman of the Board and a director
                               (since June 1999) and Senior Managing
                               Director (since December 1998) of
                               HarbourView Asset Management
                               Corporation; Chairman of the Board,
                               Senior Managing Director and director
                               (since November 2000) of OFI
                               Institutional Asset Management, Inc.; a
                               director (since July 2001) of
                               Oppenheimer Acquisition Corp.; a
                               director (since March 2000) of OFI
                               Private Investments, Inc.; Trustee
                               (since 1993) of Awhtolia College -
                               Greece; formerly Executive Vice
                               President of the Manager (June 1993 -
                               December 1998); and Chief Executive
                               Officer of HarbourView Asset Management
                               Corporation (December 1998 - June 1999).

John V. Murphy,                Chairman, Chief Executive Officer and
President (since 2001)         director (since June 2001) and President
Age: 53                        (since September 2000) of the Manager;
                               President and a director or trustee of
                               other Oppenheimer funds; President and a director (since July 2001) of
                               Oppenheimer Acquisition Corp. (the
                               Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc.
                               (a holding company subsidiary of the
                               Manager); a director (since November
                               2001) of OppenheimerFunds Distributor,
                               Inc. (a subsidiary of the Manager);
                               Chairman and a director (since July
                               2001) of Shareholder Services, Inc. and
                               of Shareholder Financial Services, Inc.
                               (transfer agent subsidiaries of the
                               Manager); President and a director
                               (since July 2001) of OppenheimerFunds
                               Legacy Program (a charitable trust
                               program established by the Manager); a
                               director of the investment advisory
                               subsidiaries of the Manager: OFI
                               Institutional Asset Management, Inc. and
                               Centennial Asset Management Corporation
                               (since November 2001), HarbourView Asset
                               Management Corporation and OFI Private
                               Investments, Inc. (since July 2001);
                               President (since November 1, 2001) and a director (since July 2001) of
                               Oppenheimer Real Asset Management, Inc.;
                               a director (since November 2001) of
                               Trinity Investment Management Corp. and
                               Tremont Advisers, Inc. (Investment
                               advisory affiliates of the Manager);
                               Executive Vice President (since February
                               1997) of Massachusetts Mutual Life
                               Insurance Company (the Manager's parent
                               company); a director (since June 1995)
                               of DLB Acquisition Corporation (a
                               holding company that holds the shares of David L. Babson & Company, Inc.);
                               formerly, Chief Operating Officer
                               (September 2000-June 2001) of the
                               Manager; President and trustee (November
                               1999-November 2001) of MML Series
                               Investment Fund and MassMutual
                               Institutional Funds (open-end investment companies); a director (September
                               1999-August 2000) of C.M. Life Insurance
                               Company; President, Chief


34 | OPPENHEIMER MIDCAP FUND

--------------------------------------------------------------------------------
John V. Murphy,                Executive Officer and director
Continued                      (September 1999-August 2000) of MML Bay
                               State Life Insurance Company; a director
                               (June 1989-June 1998) of Emerald Isle
                               Bancorp and Hibernia Savings Bank (a
                               wholly-owned subsidiary of Emerald Isle
                               Bancorp). Oversees 69 portfolios in the
                               OppenheimerFunds complex.

Brian W. Wixted,               Senior Vice President and Treasurer
Treasurer, Principal Financial (since March 1999) of the Manager;
and Accounting Officer         Treasurer (since March 1999) of
(since 1999)                   HarbourView Asset Management
Age: 43                        Corporation, Shareholder Services, Inc.,
                               Oppenheimer Real Asset Management
                               Corporation, Shareholder Financial
                               Services, Inc., Oppenheimer Partnership
                               Holdings, Inc., OFI Private Investments,
                               Inc. (since March 2000),
                               OppenheimerFunds International Ltd. and
                               Oppenheimer Millennium Funds plc (since
                               May 2000) and OFI Institutional Asset
                               Management, Inc. (since November 2000)
                               (offshore fund management subsidiaries
                               of the Manager); Treasurer and Chief
                               Financial Officer (since May 2000) of
                               Oppenheimer Trust Company (a trust
                               company subsidiary of the Manager);
                               Assistant Treasurer (since March 1999)
                               of Oppenheimer Acquisition Corp. and
                               OppenheimerFunds Legacy Program (since
                               April 2000); formerly Principal and
                               Chief Operating Officer (March
                               1995-March 1999), Bankers Trust
                               Company-Mutual Fund Services Division.
                               An officer of 85 portfolios in the
                               OppenheimerFunds complex.

Robert G. Zack,                Senior Vice President (since May 1985)
Secretary (since, 2001)        and General Counsel (since February
Age: 54                        2002) of the Manager; General Counsel
                               and a director (since November 2001) of
                               OppenheimerFunds Distributor, Inc.;
                               Senior Vice President and General
                               Counsel (since November 2001) of
                               HarbourView Asset Management
                               Corporation; Vice President and a
                               director (since November 2000) of
                               Oppenheimer Partnership Holdings, Inc.;
                               Senior Vice President, General Counsel
                               and a director (since November 2001) of
                               Shareholder Services, Inc., Shareholder
                               Financial Services, Inc., OFI Private
                               Investments, Inc., Oppenheimer Trust
                               Company and OFI Institutional Asset
                               Management, Inc.; General Counsel (since
                               November 2001) of Centennial Asset
                               Management Corporation; a director
                               (since November 2001) of Oppenheimer
                               Real Asset Management, Inc.; Assistant
                               Secretary and a director (since November
                               2001) of OppenheimerFunds International
                               Ltd.; Vice President (since November
                               2001) of OppenheimerFunds Legacy
                               Program; Secretary (since November 2001) of Oppenheimer Acquisition Corp.;
                               formerly Acting General Counsel
                               (November 2001-February 2002) and
                               Associate General Counsel (May
                               1981-October 2001) of the Manager;
                               Assistant Secretary of Shareholder
                               Services, Inc. (May 1985-November 2001),
                               Shareholder Financial Services, Inc.
                               (November 1989-November 2001);
                               OppenheimerFunds International Ltd. and
                               Oppenheimer Millennium Funds plc
                               (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.


The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.

35 | OPPENHEIMER MIDCAP FUND

OPPENHEIMER MIDCAP FUND

--------------------------------------------------------------------------------
 Investment Advisor            OppenheimerFunds, Inc.


--------------------------------------------------------------------------------
 Distributor                   OppenheimerFunds Distributor, Inc.


--------------------------------------------------------------------------------
 Transfer and Shareholder      OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors          KPMG LLP

--------------------------------------------------------------------------------
 Legal Counsel                 Mayer Brown Rowe & Maw

(C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

36 | OPPENHEIMER MIDCAP FUND

OPPENHEIMERFUNDS FAMILY

---------------------------------------------------------------------------------------------------------------------------
 Global Equity          Developing Markets Fund                        Global Fund
                        International Small Company Fund               Quest Global Value Fund
                        Europe Fund                                    Global Growth & Income Fund
                        International Growth Fund
---------------------------------------------------------------------------------------------------------------------------
 Equity                 Stock                                          Stock & Bond
                        Emerging Technologies Fund                     Quest Opportunity Value Fund
                        Emerging Growth Fund                           Total Return Fund
                        Enterprise Fund                                Quest Balanced Value Fund
                        Discovery Fund                                 Capital Income Fund
                        Main Street(R) Small Cap Fund                   Multiple Strategies Fund
                        Small Cap Value Fund                           Disciplined Allocation Fund
                        MidCap Fund                                    Convertible Securities Fund
                        Main Street(R) Opportunity Fund                 Specialty
                        Growth Fund                                    Real Asset Fund(R)
                        Capital Appreciation Fund                      Gold & Special Minerals Fund
                        Main Street(R) Growth & Income Fund             Tremont Market Neutral Fund, LLC 1
                        Value Fund                                     Tremont Opportunity Fund, LLC 1
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
---------------------------------------------------------------------------------------------------------------------------
 Income                 Taxable                                        Rochester Division
                        International Bond Fund                        California Municipal Fund 3
                        High Yield Fund                                New Jersey Municipal Fund 3
                        Champion Income Fund                           New York Municipal Fund 3
                        Strategic Income Fund                          Municipal Bond Fund
                        Bond Fund                                      Limited Term Municipal Fund 4
                        Senior Floating Rate Fund                      Rochester National Municipals
                        U.S. Government Trust                          Rochester Fund Municipals
                        Limited-Term Government Fund                   Limited Term New York Municipal Fund
                        Capital Preservation Fund 2                    Pennsylvania Municipal Fund 3
---------------------------------------------------------------------------------------------------------------------------
 Select Managers        Stock                                          Stock & Bond
                        Mercury Advisors Focus Growth Fund             QM Active Balanced Fund 2
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund 5
                        Mercury Advisors S&P 500(R) Index Fund 2
---------------------------------------------------------------------------------------------------------------------------
 Money Market 6         Money Market Fund                              Cash Reserves


 1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
 2. Available only through qualified retirement plans.
 3. Available to investors only in certain states.
 4. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on October 31, 2002.
 5. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
 6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

37 | OPPENHEIMER MIDCAP FUND

INFORMATION AND SERVICES

[GRAPHIC OMITTED]
eDocs Direct

Get This Report Online!
You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE! With OppenheimerFunds eDocs Direct, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!

Sign up for eDocs Direct today at
www.oppenheimerfunds.com

Internet

24-hr access to account information and transactions 1
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
PhoneLink 1 and General Information
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET

1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols

Class A: OMDAX  Class B: OMDBX  Class C: OMDCX  Class N: OMDNX  Class Y: OMDYX


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


[GRAPHIC OMITTED] OppenheimerFunds(R) Distributor, Inc.

RA0745.001.1002  December 30, 2002